Exhibit 10.5

AMENDMENT NO. 4 TO COMMITMENT AGREEMENT

As of December 20, 2004

To the Subscribers under the

Commitment Agreement referred to below

Ladies and Gentlemen:

Reference is made to the Commitment Agreement, dated as of February 23, 2004, entered into by and among Oglebay Norton Company and the other parties (the “Subscribers”) signatory thereto, as amended by Amendments No. 1, No. 2 and No. 3 thereto (the “Agreement”). Defined terms used but not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

The Company has proposed amendments to the Agreement (1) to change the date prior to which the Registration Statement must be declared effective from December 15, 2004 to December 30, 2004, (2) to change the date on which the non-completion of the Restructuring Transaction will become a Termination Event from January 15, 2005 to January 31, 2005, (3) to amend Schedule 1 attached hereto to correct the identity of certain of the original Subscribers and to amend and restate the respective beneficial ownership of Subordinated Notes, Commitment Amounts and Commitment Fees of each of the Subscribers as of the date hereof and (4) to amend the definition of “Plan Modifications” and “Amended Plan.”

Upon receipt of the Requisite Shareholders’ consent as described herein, the Agreement shall be amended as follows:

1. Preliminary Statement E of the Agreement shall be deleted in its entirety and replaced by the following:

“E. The Noteholders hold the principal amount of Subordinated Notes set forth opposite their respective names on Schedule 1 to Amendment No. 4 of this Agreement, which represents approximately 32.9% of the aggregate amount of Subordinated Notes outstanding.”

2. The references to “Schedule 1 to Amendment No. 2 to this Agreement” in Section 1(a) and Section 3(b) of the Agreement shall be deleted and replaced by “Schedule 1 to Amendment No. 4 to this Agreement.”

3. The reference to “December 15, 2004” in Section 2 of the Agreement shall be deleted and replaced by “December 30, 2004.”

4. Section 7(a)(vii) of the Agreement shall be deleted in its entirety and replaced by the following:

“(vii) the Restructuring Transaction is not completed by January 31, 2005.”

5. Schedule 1 attached hereto hereby corrects the identity of certain of the original Subscribers and amends and restates the respective beneficial ownership of Subordinated Notes, Commitment Amounts and Commitment Fees of each of the Subscribers as set forth on Schedule 1 to Amendment No. 2 to the Agreement to reflect as of the date hereof changes in beneficial ownership of Subordinated Notes by certain Noteholders.

6. The term “Amended Plan” as used in the Agreement shall mean the Company’s Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession as modified and dated July 30, 2004 and as further modified by the plan modifications filed with the Bankruptcy Court on November 12, 2004. The term “Plan Modifications” as used in the Agreement shall mean the plan modifications filed with the Bankruptcy Court on November 12, 2004 in connection with the Amended Plan.

The delivery to the Company of this letter duly executed by you will evidence your agreement to the amendments to the Agreement set forth above. These amendments will become effective, and binding upon the Company and all of the Subscribers, upon delivery to the Company of copies of this letter duly executed by the Requisite Subscribers.

The provisions of Section 14 of the Agreement relating to counterparts and facsimile signatures shall be applicable to this Amendment No. 4 to the Agreement.

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Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

Very truly yours,

OGLEBAY NORTON COMPANY

By:	/s/ Rochelle F. Walk
Name:	Rochelle F. Walk
Title:	Vice President, General Counsel & Secretary

NOTEHOLDERS:

SUBSCRIBERS

Airlie Opportunity Master Fund, LTD.

By:	/s/ Steven Ezzes
Name:	Steven Ezzes
Title:	Managing Director

Berlin Capital Growth, L.P.

By:	Berlin Financial, Ltd., its general partner

/s/ Thomas G. Berlin
Name:	Thomas G. Berlin
Title:	Managing Member

Richard Groenendyke

By:	/s/ Richard Groenendyke

Ingalls & Snyder Value Partners, L.P.

By:	/s/ Thomas Boucher
Name:	Thomas Boucher
Title:	General Partner

Legacy Aggressive High Yield Fund
By:	Banc One High Yield Partners, LLC

By:	/s/ James P. Shanahan, Jr.
Name:	James P. Shanahan, Jr.
Title:	Managing Director/General Counsel

One Group High Yield Bond Fund
By:	Banc One High Yield Partners, LLC

By:	/s/ James P. Shanahan, Jr.
Name:	James P. Shanahan, Jr.
Title:	Manager

One Group Income Bond Fund
By:	Banc One High Yield Partners, LLC

By:	/s/ James P. Shanahan, Jr.
Name:	James P. Shanahan, Jr.
Title:	Manager

Pacholder High Yield Fund, Inc.
By:	Banc One High Yield Partners, LLC

By:	/s/ James P. Shanahan, Jr.
Name:	James P. Shanahan, Jr.
Title:	Secretary

Southern UTE Permanent Fund
By:	Banc One High Yield Partners, LLC

By:	/s/ James P. Shanahan, Jr.
Name:	James P. Shanahan, Jr.
Title:	Manager

WCI Steel, Inc. Defined Pension Benefit Plan
By:	Banc One High Yield Partners, LLC

By:	/s/ James P. Shanahan, Jr.
Name:	James P. Shanahan, Jr.
Title:	Manager

THIRD PARTY INVESTORS

Robert T. Clutterbuck Trust

By:	/s/ Robert T. Clutterbuck
Name:	Robert T. Clutterbuck
Title:	Trustee

Fledgling Associates LLC

By:	/s/ Ronald J. Bangs
Name:	Ronald J. Bangs
Title:	Authorized Signatory

J George Investments LLC

By:	Berlin Financial, Ltd., its investment advisor

/s/ Thomas G. Berlin
Name:	Thomas G. Berlin
Title:	Managing Member

Brad Shingleton

By:	/s/ Brad Shingleton

Schedule 1

Noteholders

Beneficial Holder	Principal Amount of Notes Beneficially Owned	Basic Commitment Amount	Total Commitment Amount including Standby Commitment if applicable	Commitment Fee
Airlie Opportunity Master Fund, LTD.[1]	$4,750,000	$3,800,000	$10,090,161	$390,508
Altman, Ronald	$500,000	$400,000	$400,000	$8,000
Berlin Capital Growth, L.P.	$1,125,000	$900,000	$1,682,813	$57,141
Blythefield Farms LLC	$100,000	$80,000	$80,000	$1,600
Boone, H. Sheppard	$400,000	$320,000	$871,859	$33,993
Boucher, Thomas	$10,000	$8,000	$597,423	$29,631
CFG Trust	$250,000	$200,000	$200,000	$4,000
Connecticut General Life Insurance	$2,000,000	$1,600,000	$1,600,000	$32,000
DiTosto, Thomas	$320,000	$256,000	$807,183	32,679
Dougherty, John	$1,000,000	$800,000	$1,902,637	$71,132
Ferguson, Shannah	$620,000	$496,000	$496,000	$9,920
Foote, Lynn	$100,000	$80,000	$544,836	$24,842
Kenneth J. Foote IRA	$100,000	$80,000	$80,000	$1,600
Foote, Theresa M.	$400,000	$320,000	$320,000	$6,400
Groenendyke, Richard	$120,000	$96,000	$96,000	$1,920
Heritage Mark Foundation	$2,300,000	$1,840,000	$1,840,000	$36,800
Ingalls & Snyder Value Part. L.C.	$8,700,000	$6,960,000	$20,988,418	$840,621
Janovic, Adam	$150,000	$120,000	$120,000	$2,400
Janovic, Evan	$300,000	$240,000	$240,000	$4,800
Janovic, Neil	$400,000	$320,000	$320,000	$6,400
Legacy Aggressive High Yield Fund	$150,000	$120,000	$120,000	$2,400
One Group High Yield Bond Fund	$4,250,000	$3,400,000	$6,487,528	$222,376
One Group Income Bond Fund	$500,000	$400,000	$400,000	$8,000
Pacholder High Yield Fund, Inc.	$2,250,000	$1,800,000	$2,563,473	$74,174
Ramer 1990 Living Trust	$200,000	$160,000	$160,000	$3,000
Brad Shingleton Trust	$175,000	$140,000	$140,000	$2,800

[1]	Successor in interest to Airlie Opportunity Fund, L.P. and Airlie Opportunity Fund Cayman, LTD.

Beneficial Holder	Principal Amount of Notes Beneficially Owned	Basic Commitment Amount	Total Commitment Amount including Standby Commitment if applicable	Commitment Fee
Elizabeth A. Shingleton Trust	$100,000	$80,000	$80,000	$1,600
Jennifer C. Shingleton Trust	$100,000	$80,000	$80,000	$1,600
Shingleton, Kenneth P.	$100,000	$80,000	$80,000	$1,600
Rebecca M. Shingleton Trust	$75,000	$60,000	$60,000	$1,200
Siegel, Christopher R.	$300,000	$240,000	$792,399	$32,420
Shuldiner, David	$75,000	$60,000	$60,000	$1,200
Solomon, Martin L.	$150,000	$120,000	$1,094,264	$51,113
Southern UTE Permanent Fund[2]	$241,000	$192,800	$192,800	$3,856
Steadfast LLC	$100,000	$80,000	$80,000	$1,600
William Robert Thomas Trust	$150,000	$120,000	$120,000	$2,400
Abigail Foote Thomas Trust	$200,000	$160,000	$160,000	$3,200
WCI Steel, Inc. Defined Pension Benefit Plan	$100,000	$80,000	$80,000	$1,600
Noteholders Total	$32,861,000	$26,288,800	$56,027,794	$2,012,526

Third Party Investors

Third Party Investor	Commitment Amount	Commitment Fee
Robert T. Clutterbuck Trust	$524,000	$10,480
Fledgling Associates LLC	$5,540,194	$277,010
Gator Investment Company	$1,108,039	$55,402
Gipson, Robert L.	$3,324,116	$166,206
Gipson, Thomas L.	$3,324,116	$166,206
J George Investments LLC	$8,967,547	$304,497
Monoyios, Nikolaus	$3,324,116	$166,206
Shingleton, Brad	$120,000	$2,400
Stein, John	$1,108,039	$55,402
Stein, Steven N.	$1,108,039	$55,402
Stifel Nicolaus & Company, Incorporated	$524,000	$10,480
Third Party Investors Total	$28,972,206	$1,269,691

Overall Totals:	Commitment Amount	Commitment Fee
	$85,000,000	$3,282,217

[2]	Successor in interest to Southern UTE Growth Fund.